                    SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, DC  20549

                                ----------

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  November 10, 1994


                Pennsylvania Real Estate Investment Trust
                -----------------------------------------

            (Exact Name of Registrant as Specified in Charter)


        Pennsylvania                  1-6300                    23-6216339
        ------------                  ------                    ----------
(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)              Identification No.)


   455 Pennsylvania Avenue, Suite 135, Ft. Washington, Pennsylvania 19034
   ----------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)


       Registrant's telephone number, including area code (215) 542-9250
                                                                --------

         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.     Acquisition or Disposition of Assets.

     Registrant on November 10, 1994 purchased from ARBERN INVESTORS VI, L.P., each a Delaware limited partnership ("Arbern VI"), and ARBERN INVESTORS VIII, L.P., each a Delaware limited partnership ("Arbern VIII") ("Arbern VI and Arbern VIII are collectively referred to herein as "Seller"), the Boca Palms Apartments, a 522 unit apartment complex in Boca Raton, Palm Beach County, Florida for $31,999,000, of which $30,899,000 was allocated to the real estate and $1,100,000 to the personal property. The apartment complex consists of a Phase I (226 units), the purchase price of which was $9,055,653 and a Phase II (296 units), the purchase price of which was $22,943,347. Phase I was sold by Arbern VI and Phase II was sold by Arbern VIII. In addition, closing costs, brokers' fees and other expenses paid by Registrant aggregated approximately $497,150 after apportionments.

     The purchase was pursuant to two Agreements of Sale, both dated September 24, 1994 and both amended on November 4, 1994 by and between Robert G. Rogers and Jonathan B. Weller, as Trustees, and on behalf of all other Trustees of Registrant and Arbern VI and Arbern VIII, as applicable. The Agreement of Sale for Phase II was further amended on November 9, 1994. (The Agreement of Sale and Amendment No. 1 for Phase I are attached hereto as Exhibit 10.8 and made a part hereof; and the Agreement of Sale and Amendment No. 1 and Amendment No. 2 for Phase II are attached hereto as Exhibit 10.9 and made a part hereof.) There is no relationship between any Trustee, officer or affiliate of the Registrant and any known partner of the Seller.

     Registrant paid cash of $31,899,000 and issued two zero coupon notes with a total present value of $100,000 and future value in thirty years of $1,700,000 for the apartment complex, borrowing all the required proceeds from CoreStates Bank, N.A., a national banking association, as agent. The borrowing totaled $32,500,000, which included the purchase price, closing costs, 1994 real estate taxes and miscellaneous expenses incurred or to be incurred in connection with the acquisition. Of the amount borrowed, $32,000,000 is secured by real estate other than the Boca Palms Apartments complex with the balance of $500,000 unsecured. The loan agreement provides that the loan shall bear interest at Registrant's option, at (i) the Prime Rate or the federal funds effective rate plus 0.5% or (ii) Adjusted LIBOR plus 2.0%. The scheduled maturity date of the loan is the earlier of (1) November 10, 1995 or (2) one business day after Registrant's receipt of the net proceeds from an offering of its equity securities. Both loans are general obligations of Registrant. The average accreted interest during the first 10 years on the zero coupon notes is $16,619 per year.

       Registrant anticipates spending an additional $2,100,000 for closing costs, landscaping, new leasing models, apartment upgrades, and other enhancements to the public areas of the apartment complex over the next year.

            Location: The Boca Palms Apartments are located on a 35 acre site south of the Palmetto Parkway on Route 441; 22573 Southwest 66th Avenue, Boca Raton, Palm Beach County, Florida 33428.

     Description: Phase I of the apartment complex, consisting of 226 units in seven buildings. One hundred eighty-four units were completed in the mid-1970s and were renovated approximately in the late 1980s and 42 units were constructed in 1990. Phase II of the apartment complex, consisting of 296 units in twenty-five buildings, was constructed between 1990 and 1993. The amenities include three community centers, three swimming pools, four lakes and four tennis courts. The complex contains approximately 597,000 square feet of leasable space with the buildings being of masonry construction.

     Taxes: The estimated 1994 property taxes, including solid waste authority fees, for Phase I are $167,180 and for Phase II are $304,265 and the estimated personal property taxes for Phase I are $5,630 and for Phase II are $7,250.

     Mortgage Payable: The property is unencumbered by debt.

     Occupancy Percentage and Rentals: The following table sets forth the number and types of apartment units, square footage (without porches and balconies) per unit and the current renewal rent.




                                             Sq. Ft. Per Unit
Number of                                    (without Porches         Current
  Units             Unit Type                 and Balconies)       Renewal Rent
- ---------           ---------                ----------------     -------------

 8        Phase I Villas - 1 Bedroom 1 Bath              932              $  750
88        Phase I Towers - 1 Bedroom 1-1/2 Bath        1,000                 645
52        Phase II - 1 Bedroom 1 Bath                    932                 755
32        Phase II - 1 Bedroom 2 Bath Den              1,130                 842
 8        Phase I Villas - 2 Bedroom 2 Bath            1,130                 845
96        Phase I Towers - 2 Bedroom 2 Bath            1,200                 765
12        Phase I Villas - 2 Bedroom 2-1/2 Bath TH     1,600               1,010
52        Phase II - 2 Bedroom 2 Bath                  1,112                 872
28        Phase II - 2 Bedroom 2 Bath                  1,130                 872
 8        Phase II - 2 Bedroom 2-1/2 Bath TH           1,586               1,055
 8        Phase II - 2 Bedroom 2-1/2 Bath TH           1,565               1,055
 8        Phase I Villas - 3 Bedroom 2 Bath            1,509               1,010
 6        Phase I Villas - 3 Bedroom 2 Bath            1,690               1,090
32        Phase II - 3 Bedroom 2 Bath                  1,376                 995
52        Phase II - 3 Bedroom 2 Bath                  1,509               1,050
 8        Phase II - 3 Bedroom 2 Bath                  1,627               1,135
 8        Phase II - 3 Bedroom 2 Bath                  1,593               1,135
16        Phase II - 3 Bedroom 2-1/2 Bath TH           1,565               1,075

          257 Carports

522       Total Number of Units
          Average Rent                                                       851
          Aggregate Sq. Ft.                            1,214

     The apartments are generally rented for a term of one year and then automatically renew on a month-to-month basis. The occupancy rate was 93% on November 10, 1994.

     Competition: There are numerous apartment and condominium complexes in the immediate vicinity of Boca Palms Apartments, a few of which have been constructed within the past five years. Of the competing apartment complexes, some have monthly rents which are higher and some have monthly rents which are lower. The population in the area in which Boca Palms Apartments is located is expected to grow by 22% through 1999.

     Environmental: Registrant had a Phase I environmental study performed prior to its acquisition of Boca Palms Apartments. The property was also tested for Radon gas. Registrant will perform additional tests in an effort to determine if the level of Radon gas is within federal and state guidelines. If Radon is found to be above the federal and state guidelines, Registrant will remediate the Radon. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time.

     Management Arrangement: The apartment complex will be managed by the Registrant.




Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

            (a)  Financial Statements

                 (3) Boca Palms Apartments - Statement of Revenues and Certain Expenses as of the Year Ended August 31, 1994

            (b)  Pro Forma Financial Information

                 (1) Pro Forma Consolidating Balance Sheet as of August 31, 1994 and Consolidating Statement of Operations for the Year Ended August 31, 1994 (unaudited).

            (c)  Exhibits

     10.8 Agreement of Sale (Phase I) between Robert G. Rogers and Jonathan B. Weller, as Trustees, and on behalf of all other Trustees of the Pennsylvania Real Estate Investment Trust and Arbern Investors VI, L.P., each a Delaware limited partnership, dated September 24, 1994 (without exhibits).

          Amendment No. 1 to Purchase and Sale Agreement (Phase I) between Robert G. Rogers and Jonathan B. Weller, as Trustees, and on behalf of all other Trustees of the Pennsylvania Real Estate Investment Trust and Arbern Investors VI, L.P., each a Delaware limited partnership, dated November 4, 1994.

     10.9 Agreement of Sale (Phase II) between Robert G. Rogers and Jonathan B. Weller, as Trustees, and on behalf of all other Trustees of the Pennsylvania Real Estate Investment Trust and Arbern Investors VIII, L.P., each a Delaware limited partnership, dated September 24, 1994 (without exhibits).

          Amendment No. 1 to Purchase and Sale Agreement (Phase II) between Robert G. Rogers and Jonathan B. Weller, as Trustees, and on behalf of all other Trustees of the Pennsylvania Real Estate Investment Trust and Arbern Investors VIII, L.P., each a Delaware limited partnership, dated November 4, 1994.

          Amendment No. 2 to Purchase and Sale Agreement (Phase II) between Robert G. Rogers and Jonathan B. Weller, as Trustees, and on behalf of all other Trustees of the Pennsylvania Real Estate Investment Trust and Arbern Investors VIII, L.P., each a Delaware limited partnership, dated November 9, 1994.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Pennsylvania Real Estate Investment Trust


Date:  November 22, 1994           s/Jeffrey A. Linn
                                   ---------------------------------------------
                                   Jeffrey A. Linn, Vice President for
                                   Acquisitions and Secretary

                      PENNSYLVANIA REAL ESTATE INVESTMENT TRUST
                      BOCA PALMS APARTMENTS

                      STATEMENT OF REVENUES AND CERTAIN EXPENSES
                      AS OF THE YEAR ENDED AUGUST 31, 1994
                      TOGETHER WITH AUDITORS' REPORT

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Pennsylvania Real Estate Investment Trust:

We have audited the accompanying statement of revenues and certain expenses of Boca Palms Apartments for the year ended August 31, 1994. This financial statement is the responsibility of Boca Palms Apartments' management. Our responsibility is to express an opinion on this financial statement based on our audit.


We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


As described in Note 1, the accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of Boca Palms Apartments' revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Boca Palms Apartments for the year ended August 31, 1994, in conformity with generally accepted accounting principles.


                                             ARTHUR ANDERSEN LLP




Philadelphia, Pa.,
    November 10, 1994

                             BOCA PALMS APARTMENTS


              STATEMENT OF REVENUES AND CERTAIN EXPENSES (NOTE 1)

                       FOR THE YEAR ENDED AUGUST 31, 1994







REVENUES:
    Rental income                                                 $  4,570,938
    Miscellaneous income                                               186,258
                                                                  ------------
              Total revenues                                         4,757,196
                                                                  ------------
CERTAIN EXPENSES:
    Real estate and personal property taxes                            484,729
    Repairs and maintenance                                            428,164
    Property management and administration                             585,612
    Insurance                                                          143,138
    Utilities                                                          291,546
                                                                  ------------
              Total certain  expenses                                1,933,189
                                                                  ------------
REVENUES IN EXCESS OF CERTAIN EXPENSES                            $  2,824,007
                                                                  ============






          The accompanying note is an integral part of this statement.

                       BOCA PALMS APARTMENTS

        NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES



1.  BASIS OF PRESENTATION:

The statement of revenues and certain expenses (the "financial statement") reflects the operations of Boca Palms Apartments (the "Property"), a 522-unit apartment complex located in Boca Raton, Florida. The last phase of development in the apartment complex, which consists of 296 units, was started in 1990 and was completed during the year ended August 31, 1994. As a result, certain portions of the units were still in the lease-up phase during several months in the year ended August 31, 1994. The Property was acquired by Pennsylvania Real Estate Investment Trust (the "Trust") from unaffiliated parties on November 10, 1994.

The accompanying financial statement, prepared in accordance with certain rules and regulations of the Securities and Exchange Commission, excludes certain expenses such as interest, depreciation and amortization, and other costs not directly related to the future operations of the Property that may not be comparable to the expenses expected to be incurred by the Trust in the proposed future operations of the Property. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to those rules and regulations, although the Trust believes that the disclosures made are adequate to make the information presented not misleading.

Item 7.(b) PRO FORMA FINANCIAL INFORMATION (1)


The following Pro Forma Consolidating Balance Sheet as of August 31, 1994, and the Pro Forma Consolidating Statements of Operations for the year ended August 31, 1994, have been prepared to reflect the acquisition transaction and the adjustments described in the accompanying notes. The pro forma financial information is based on the historical financial statements and should be read in conjunction with the notes and management's assumptions thereto. The Pro Forma Consolidating Balance Sheet was prepared as if the acquisition transaction occurred on August 31, 1994. The pro forma financial information is unaudited and not necessarily indicative of the consolidated results which actually would have occurred if the acquisition transaction had been consummated at the beginning of fiscal year 1994, nor does it purport to represent the future financial position and results of operations for future periods.

                   PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                PRO FORMA CONSOLIDATING STATEMENT OF OPERATIONS

                       FOR THE YEAR ENDED AUGUST 31, 1994

                                  (Unaudited)


                                                         Pennsylvania
                                                          Real Estate        Boca Palms       Pro Forma
                                                       Investment Trust      Apartments      Adjustments             Total
                                                       ----------------      ----------      -----------        --------------

REVENUES:
    Gross revenues from real estate                    $     27,640,000   $    4,757,196   $           --       $    32,397,196
    Interest and other income                                   274,000               --               --               274,000
                                                       ----------------   --------------   --------------        --------------
           Total revenues                                    27,914,000        4,757,196               --            32,671,196
                                                       ----------------   --------------   --------------        --------------

EXPENSES:
    Property operating expenses                              11,758,000        1,933,189               --            13,691,180
    Depreciation and amortization                             3,541,000               --          693,000 (a)         4,234,000
    General and administrative expenses                       2,528,000               --               --             2,528,000
    Mortgage and bank loan interest                           4,162,000               --        2,659,000 (b)         6,821,000
    Provision for losses on investments                       1,795,000               --               --             1,795,000
                                                       ----------------   --------------   --------------        --------------
           Total expenses                                    23,784,000        1,933,189        3,352,000            29,069,189
                                                       ----------------   --------------   --------------        --------------

Income before minority interest, equity in income of
    partnerships and joint ventures and gains on sales        4,130,000        2,824,007       (3,352,000)            3,602,007
    of interests in real estate

MINORITY INTEREST                                              (221,000)              --               --              (221,000)

EQUITY IN INCOME OF PARTNERSHIPS AND                          4,416,000               --               --             4,416,000
    JOINT VENTURES

GAINS ON SALES OF INTERESTS IN REAL ESTATE                   12,362,000               --               --            12,362,000
                                                       ----------------   --------------   --------------        --------------

NET INCOME                                             $     20,687,000   $    2,824,007   $   (3,352,000)       $   20,159,007
                                                       ================   ==============   ==============        ==============

NET INCOME PER SHARE                                   $           2.39                                          $         2.33
                                                       ================                                          ==============

WEIGHTED AVERAGE NUMBER OF
    SHARES OUTSTANDING                                 $      8,663,646                                          $     8,663,646
                                                       ================                                          ===============



           The accompanying notes and management's assumptions are an integral part of this statement.

                PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                  PRO FORMA CONSOLIDATING BALANCE SHEET

                         AS OF AUGUST 31, 1994

                             (Unaudited)

                                                                                                                  Pennsylvania
                                                                      Pennsylvania                                 Real Estate
                                                                      Real Estate                The            Investment Trust
                                                                    Investment Trust         Acquisition          Consolidated
                                                                       Historical             (Note 2)              Pro Forma
                                                                    ----------------         -----------        ----------------
                          ASSETS
                          ------
INVESTMENTS IN REAL ESTATE, at cost:
    Apartment buildings                                             $    116,918,000      $    32,500,000(A)    $    149,418,000
    Industrial properties                                                  5,078,000                   --              5,078,000
    Shopping centers and retail stores                                    32,285,000                   --             32,285,000
                                                                    ----------------      ---------------       ----------------
           Total investments in real estate                              154,281,000           32,500,000            186,781,000

    Less- Accumulated depreciation                                        33,735,000                   --             33,735,000
                                                                    ----------------      ---------------       ----------------
                                                                         120,546,000           32,500,000            153,046,000


INVESTMENTS IN PARTNERSHIPS AND JOINT                                     15,225,000                   --             15,225,000
    VENTURES, AT EQUITY

ADVANCES TO PARTNERSHIPS AND JOINT VENTURES                                2,418,000                   --              2,418,000

NOTES RECEIVABLE                                                           1,649,000                   --              1,649,000
                                                                    ----------------      ---------------       ----------------
                                                                         139,838,000           32,500,000            172,338,000

LESS- Allowance for possible losses                                        3,235,000                   --              3,235,000
                                                                    ----------------      ---------------       ----------------
                                                                         136,603,000           32,500,000            169,103,000
OTHER ASSETS:
    Cash and cash equivalents                                              2,152,000                   --              2,152,000
    U.S. Treasury obligations, at cost                                            --                   --                     --
    Rents and sundry receivables                                             328,000                   --                328,000
    Prepaid real estate taxes and expenses                                 3,412,000                   --              3,412,000
                                                                    ----------------      ---------------       ----------------
                                                                    $    142,495,000      $    32,500,000       $    174,995,000
                                                                    ================      ===============       ================

           The accompanying notes and management's assumptions are an integral part of this statement.

                                  (Continued)

                   PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                     PRO FORMA CONSOLIDATING BALANCE SHEET

                             AS OF AUGUST 31, 1994

                                  (Unaudited)



                                  (Continued)


                                                                                                              Pennsylvania
                                                               Pennsylvania                                    Real Estate
                                                               Real Estate                The               Investment Trust
                                                             Investment Trust         Acquisition             Consolidated
                                                                Historical               (Note 2)               Pro Forma
                                                             ---------------      ---------------           ----------------
LIABILITIES AND BENEFICIARIES' EQUITY:
    Mortgage notes payable                                  $     44,019,000      $    32,500,000 (A)       $    76,519,000
    Bank loans payable                                            36,136,000                   --                36,136,000
    Tenants' deposits and deferred rents                           1,214,000                   --                 1,214,000
    Accrued pension and retirement benefits                        1,084,000                   --                 1,084,000
    Accrued expenses and other liabilities                         2,886,000                   --                 2,886,000
    Minority interest in consolidated partnership                    408,000                   --                   408,000
    Beneficiaries' equity                                         56,748,000                   --                56,748,000
                                                            ----------------      ---------------           ---------------
                                                            $    142,495,000      $    32,500,000           $   174,995,000
                                                            ================      ===============           ===============


           The accompanying notes and management's assumptions are an integral part of this statement.

                   PENNSYLVANIA REAL ESTATE INVESTMENT TRUST


                       NOTES AND MANAGEMENT'S ASSUMPTIONS

                             TO UNAUDITED PRO FORMA

                       CONSOLIDATING FINANCIAL STATEMENTS



1. BASIS OF PRESENTATION:

Pennsylvania Real Estate Investment Trust ("the Trust") acquired Boca Palms Apartments (the "Property"), a 522-unit apartment complex located in Boca Raton, Florida, for a purchase price of $32,500,000, which included closing and other costs of approximately $500,000 and $100,000 of two zero coupon notes which are due to the seller in thirty years in the amount of $1,700,000. Interest expense related to these notes will be accreted over the thirty-year period at an interest rate of 9.56%. The last phase of development in the apartment complex, which consists of 296 units, was started in 1990 and was completed during the year ended August 31, 1994. As a result, certain portions of the units were still in the lease-up phase during several months in the year ended August 31, 1994. The Trust acquired the Property by borrowing the $32,500,000 required purchase price from a financial institution.

The accompanying unaudited pro forma consolidating balance sheet is presented as if the acquisition transaction occurred on August 31, 1994.

The accompanying unaudited pro forma consolidated statement of operations is presented as if the acquisition transaction had been made as of September 1, 1993.

These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto as of August 31, 1994. In management's opinion, all adjustments necessary to reflect the effects of the acquisition of the Property by the Trust have been made.

The unaudited pro forma consolidated financial statements are not necessarily indicative of the actual financial position as of August 31, 1994, or what the actual results of operations of the Trust would have been assuming the acquisition of the Property had been completed as of September 1, 1993, nor are they indicative of the results of operations for future periods.


2. ADJUSTMENTS TO PRO FORMA CONSOLIDATING BALANCE SHEET:

(A) To reflect the acquisition of the Property for approximately $32,500,000 and the related $32,500,000 of bank debt obtained to finance these amounts.

3. ADJUSTMENTS TO PRO FORMA CONSOLIDATING STATEMENT OF OPERATIONS

                                                                                         Year Ended
                                                                                         August 31,
                                                                                            1994
                                                                                      ----------------
       (a) To reflect the increase in depreciation expense
               from the Property over a 40-year useful life
               for the buildings and a 10-year useful life for
               the personal property                                                   $     693,000
                                                                                       =============

       (b) To reflect an increase in interest expense
                related to the $32,500,000 of new debt
                (at LIBOR plus 2% or 8.15%) and the
                $100,000 zero coupon notes (at 9.56%)
                for the acquisition of the Property                                    $   2,659,000
                                                                                       =============